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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                          --------------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  January 10, 2000
                       (Date of earliest event reported)

                          --------------------------

                            GENCOR INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

                          --------------------------

   Delaware                         0-3821                        59-0933147
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)

            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
               (Address of principal executive offices, zip code)

                                 (407) 290-6000
              (Registrant's telephone number, including area code)
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) The Registrant engaged PricewaterhouseCoopers LLP ("PWC") on January 10, 2000, to serve as its principal accountant and to audit the Registrant's financial statements. During the last two fiscal years and the subsequent interim period to the date hereof, PWC did not consult with the Registrant regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 5.  Other events.

     Although the Registrant has traditionally held its annual meeting of stockholders in February, the Registrant will postpone this meeting until current financial statements become available upon completion of the worldwide re-audit and all necessary SEC filings have been brought current. As indicated previously, the Registrant still anticipates having the worldwide re-audit completed in the Spring of 2000. The Registrant intends to bring current all appropriate SEC filings and hold its annual meeting of stockholders as soon as practicable thereafter.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENCOR INDUSTRIES, INC.
                                         (Registrant)

Date:  January 12, 2000              By: /s/ E.J. Elliott
                                        ----------------------------------------
                                             E.J. Elliott
                                             Chairman of the Board and President